                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 3 to Registration Statement No. 333-73716 on Form S-1 of Liquidmetal Technologies of our report dated April 4, 2002, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



Tampa, Florida
April 26, 2002